UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2018

UNITED NATURAL FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21531	05-0376157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI	02908
(Address of principal executive offices)	(Zip Code)

(401) 528-8634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 17, 2018, the Board of Directors (the “Board”) of United Natural Foods, Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Company’s amended and restated bylaws, as amended (the “Fourth Amended and Restated Bylaws”), effective immediately.  The amendments to the bylaws include the following:

•                  Amending the limitation on stockholder-called special meetings, so that a special meeting shall not be held if an identical or substantially similar item, other than the election of directors, was presented at any meeting of stockholders held within 12 months of the special meeting request; if the similar item relates to the election of directors, a special meeting shall not be held if the similar item was presented at any meeting of stockholders held within 90 days of the special meeting request;

•                  Amending the requirement to apply a plurality voting standard to a contested director election so that the determination of the existence of an election contest is determined 14 days preceding the date that the corporation will distribute the notice of meeting;

•                  Amending the advance notice bylaws governing stockholder nominations of directors and submission of other items of business, so that a notice of nominations or other business generally must be submitted not later than 120 days, not earlier than 150 days prior to the anniversary date of the immediately preceding annual meeting;

•                  Amending the proxy access bylaw to clarify that proxy access may not be utilized by a stockholder that has a contractual right to nominate directors or a contractual obligation to refrain from nominating directors; and

•                  Amending the bylaws to provide that the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for certain types of lawsuits relating to fiduciary duties and other corporate law matters.

The amendments include additional minor or other technical amendments relating to, among other things, timing requirements relating to annual meetings, the ability to adjourn stockholder meetings, and notices to directors of board meetings.  The amendments also delete some language regarding a classified board structure, which is no longer applicable to the Company.

The foregoing description of the Company’s Fourth Amended and Restated Bylaws is qualified in all respects to the text of the Fourth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01      Other Events.

Following the closing of the Company’s proposed acquisition of SUPERVALU, UNFI’s Chairman and Chief Executive Officer Steve Spinner will lead the combined entity. Chris Testa will remain President of UNFI and report directly to Mr. Spinner.

The combined entity will be led by the following executives, who will continue to report to Mr. Spinner: Danielle Benedict, Chief Human Resources Officer; Eric Dorne, Chief Administrative Officer & Chief Information Officer; Paul Green, Chief Supply Chain Officer; Jill Sutton, Chief Legal Officer, General Counsel & Corporate Secretary; and Michael Zechmeister, Chief Financial Officer.

Sean Griffin, previously UNFI’s Chief Operating Officer will continue as a member of the UNFI Executive Leadership Team. He will also serve as Chief Executive Officer of SUPERVALU and Head of the Integration Committee reporting directly to Mr. Spinner. This committee includes executives from both companies to drive the implementation of best practices from each company and delivery of expected synergies. Reporting to Mr. Griffin and supporting the SUPERVALU business operations will be: Anne Dament, EVP Retail, Marketing & Private Brands, and Mike Stigers, EVP Wholesale.

Cautionary Statement Regarding Forward-Looking Statements

Information included or incorporated by reference in this Current Report on Form 8-K, and information which may be contained in other filings with the Securities and Exchange Commission (the “SEC”) and press releases or other public statements, contains or may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current expectations and assumptions with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results.  Actual results could differ rially from those anticipated as a result of various factors, including: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to the failure to satisfy the conditions to closing in the merger agreement; (4) risks related to the financing of the transaction; (5) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the business combination; (8) risks related to the disruption of the transaction to SUPERVALU and its management; (9) the effect of announcement of the transaction on SUPERVALU’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and (10) other risks and uncertainties identified in the Company’s filings with the SEC.  The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the most recent reports on Form 10-K and Form 10-Q and other documents of the Company on file with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Any forward-looking statements made or incorporated by reference in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company.  Except to the extent required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward- looking statements.

Item 9.01                   Exhibits.

(d)              Exhibits

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of United Natural Foods, Inc., effective October 17, 2018.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of United Natural Foods, Inc., effective October 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Jill E. Sutton
Name:	Jill E. Sutton
Title:	Senior Vice President, General Counsel and Chief Compliance Officer

Date:    October 18, 2018